Sale of Goods Contract
产品销售合同

This Agreement for the Sale of Goods ("Agreement") made and effective this date below (Date), by and between:
此产品销售协议（以下统称“本协议”）由买方和卖方签订，并于文件下方日期起生效。

Reliant Service inc at Laubova 1709/5130 00 Praha 3,Czech Republic ("Buyer") and
买方 Reliant Service inc，位于捷克共和国，Laubova 1709/5130 00 Praha 3

MOBI OFFICE FURNITURE CO.,LTD at
P.O Box 528425,No.77,Chengnan 5th Rd,Beitai Town,Zhongshan,Guangdong,
People Republic of China,("Seller").
卖方中山市伟豪家具有限公司，位于中华人民共和国广东省中山市北台城南五路 77 号

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain office file cabinet products.
鉴于卖方有意愿（将产品）销售给买方，并且买方有意愿从卖方采购（产品），文件柜。

THEREFORE, IN CONSIDERATION of the mutual promises herein contained, the parties hereto agree as follows:
所以，考虑到本协议包含的相互承诺，买卖双方同意如下：

1. Sale. Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to purchase the following office file cabinet products (the "Goods"):
销售--卖方同意出售，拖运以及发送（货物）给买方，买方同意采购以下办公文件柜（以下统称“货物”）
as specified in each purchase order received by the Seller from the Buyer
（产品）必须跟卖方给买方的每一个采购合同的说明一致。

____

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中山市伟豪家具

2. Price. Buyer shall pay Seller for the Goods $: as specified in each purchase order received by the Seller from the Buyer. NOTES:
价格--买方就产品应付卖方美金：（货物）必须跟卖方给买方的每一个采购合同的说明一致。

1) 30% deposit paid before production.Balance to be paid before loading,
生产前预付 30%的合同定金，合同余款于装柜前付清，
2) Product can be changed into other regular colors of Mobi's,
产品可以更换为卖方其他常规颜色
3) Buyer should pay extra FOB fee 250$ if order below 40 ft container,
若订单不足一个 40 尺货柜，买方应多付 250 美金补 FOB 费用
4) Material: E1 Melamine Faced Chipboard(MFC)
材料：E1 级三胺板

3. Shipping. Buyer shall purchase goods FOB Seller's location and be responsible for all expenses associated with shipping.
海运--买方所采购产品应按卖方的交货地点并负责海运相关的所有费用。

4. Right of Inspection. Buyer shall have the right to inspect the goods on arrival at Buyer's facility.
检查权--买方有权利对到达买方工厂的货物进行检查。

5. Identification of Goods. Identification of the Goods must be made in here or in an attachment or as specified in each purchase order received by the Seller from the Buyer.
货物鉴定--货物鉴定必须在此合同或以附件的形式显示或者按照卖方给买方的每个采购订单的要求。

6. Transfer of Title. Transfer of title and full ownership rights in the Goods shall not pass to Buyer until Buyer has paid in full the purchase price to Seller.
所有权转移--必须在卖方将全款付给买方，产品的所有权才可以转给买方。

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
特此立证，双方必须在此协议上的日期开始执行本协议。

Reliant Service inc	MOBI OFFICE FURNITURE CO.,LTD 中山市伟豪家具有限公司
Buyer 03-24-15	Seller 03-24-15